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EXHIBIT 24.1

AMENDED POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 35,211 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by Boston Healthcare Associates, Inc. ("BHA") and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") (which filing was authorized by the prior Power of Attorney dated August 23, 2001 which this Amended Power of Attorney replaces and supercedes), as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time and additionally authorizes the inclusion of up to an additional 500,000 shares of Common Stock for which the Company has registration obligations (including an increase in the number of shares of stock being registered for BHA), or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective April 22, 2002.

/s/ DENIS R. BURGER DENIS R. BURGER, Ph.D. Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

AMENDED POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 35,211 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by Boston Healthcare Associates, Inc. ("BHA") and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") (which filing was authorized by the prior Power of Attorney dated August 23, 2001 which this Amended Power of Attorney replaces and supercedes), as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time and additionally authorizes the inclusion of up to an additional 500,000 shares of Common Stock for which the Company has registration obligations (including an increase in the number of shares of stock being registered for BHA), or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective April 22, 2002.

/s/ MARK M. WEBBER Mark M. Webber Chief Financial Officer and Chief Information Officer (Principal Financial and Accounting Officer)

AMENDED POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 35,211 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by Boston Healthcare Associates, Inc. ("BHA") and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") (which filing was authorized by the prior Power of Attorney dated August 23, 2001 which this Amended Power of Attorney replaces and supercedes), as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time and additionally authorizes the inclusion of up to an additional 500,000 shares of Common Stock for which the Company has registration obligations (including an increase in the number of shares of stock being registered for BHA), or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective April 22, 2002.

/s/ PATRICK L. IVERSEN PATRICK L. IVERSEN, Ph.D. Senior Vice President of Research and Development and Director

AMENDED POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 35,211 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by Boston Healthcare Associates, Inc. ("BHA") and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") (which filing was authorized by the prior Power of Attorney dated August 23, 2001 which this Amended Power of Attorney replaces and supercedes), as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time and additionally authorizes the inclusion of up to an additional 500,000 shares of Common Stock for which the Company has registration obligations (including an increase in the number of shares of stock being registered for BHA), or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective April 22, 2002.

/s/ DWIGHT D. WELLER Dwight D. Weller, Ph.D. Senior Vice President of Chemistry and Manufacturing and Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to (i) a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 51,763 shares of AVI BioPharma, Inc.'s common stock ("Common Stock"), including 4,860,546 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3"), among others, and (ii) a Registration Statement on Form S-3 (SEC File No. 333-866778, filed April 23, 2002) covering the registration and sale of 3,684,810 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's March 2002 private equity offering ("2002 Form S-3"), plus up to an additional 500,000 shares of Common Stock for which the Company has registration obligations for either the 2001 Form S-3 or 2002 Form S-3 and further amendments to such 2001 and 2002 Form S-3s, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective June 4, 2002.

/s/ ANDREW J. FERRARA ANDREW J. FERRARA Director

AMENDED POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 35,211 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by Boston Healthcare Associates, Inc. ("BHA") and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") (which filing was authorized by the prior Power of Attorney dated August 23, 2001 which this Amended Power of Attorney replaces and supercedes), as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time and additionally authorizes the inclusion of up to an additional 500,000 shares of Common Stock for which the Company has registration obligations (including an increase in the number of shares of stock being registered for BHA), or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective April 22, 2002.

/s/ BRUCE L.A. CARTER BRUCE L.A. CARTER, Ph.D. Director

AMENDED POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 35,211 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by Boston Healthcare Associates, Inc. ("BHA") and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") (which filing was authorized by the prior Power of Attorney dated August 23, 2001 which this Amended Power of Attorney replaces and supercedes), as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time and additionally authorizes the inclusion of up to an additional 500,000 shares of Common Stock for which the Company has registration obligations (including an increase in the number of shares of stock being registered for BHA), or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective April 22, 2002.

/s/ JOHN W. FARA JOHN W. FARA, Ph.D. Director

AMENDED POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 35,211 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by Boston Healthcare Associates, Inc. ("BHA") and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") (which filing was authorized by the prior Power of Attorney dated August 23, 2001 which this Amended Power of Attorney replaces and supercedes), as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time and additionally authorizes the inclusion of up to an additional 500,000 shares of Common Stock for which the Company has registration obligations (including an increase in the number of shares of stock being registered for BHA), or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective April 22, 2002.

/s/ JAMES B. HICKS JAMES B. HICKS, Ph.D. Director

AMENDED POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission amendments to a Registration Statement on Form S-3 (SEC File No. 333-68502, filed August 28, 2001) covering the registration and sale of 35,211 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by Boston Healthcare Associates, Inc. ("BHA") and 4,760,564 shares of Common Stock held or acquirable by Medtronic Asset Management, Inc. ("2001 Form S-3") (which filing was authorized by the prior Power of Attorney dated August 23, 2001 which this Amended Power of Attorney replaces and supercedes), as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time and additionally authorizes the inclusion of up to an additional 500,000 shares of Common Stock for which the Company has registration obligations (including an increase in the number of shares of stock being registered for BHA), or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective April 22, 2002.

/s/ JOSEPH RUBINFELD JOSEPH RUBINFELD, Ph.D. Chief Financial Officer

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EXHIBIT 24.1